                                                                   EXHIBIT(B)(2)

                                                                    CONFIDENTIAL

--------------------------------------------------------------------------------

PRESENTATION TO:

THE BOARD OF DIRECTORS OF
SEARS, ROEBUCK AND CO.

February 3, 1997

TABLE OF CONTENTS

--------------------------------------------------------------------------------

  A. Summary of Offer
  B. Valuation Overview of MaxServ Inc.
Appendix
  1. Public Comparable Companies Analysis
  2. Discounted Cash Flow Analysis
  3. WACC Analysis
  4. Analysis of Selected Minority Interest Buy-Side Transactions

--------------------------------------------------------------------------------

                                SUMMARY OF OFFER

--------------------------------------------------------------------------------

SUMMARY OF PROPOSED TRANSACTION TERMS

--------------------------------------------------------------------------------

CASH CONSIDERATION PER SHARE:                                              $7.00
PREMIUM:
  Current (a).............................................................    6%
  Pre-Announcement (b):
  ---------------------
    5 Year Average........................................................  136%
    3 Year Average........................................................   76%
    1 Year Average........................................................   85%
    December 4, 1996......................................................   44%

--------
(a) Based on MaxServ closing price of $6.625 as of January 29, 1997.
(b) Last day of trading prior to announcement was December 4, 1996.

--------------------------------------------------------------------------------

                      VALUATION OVERVIEW OF MAXSERV, INC.

--------------------------------------------------------------------------------

OVERVIEW OF PROPOSED TRANSACTION MULTIPLES

-------------------------------------------------------------------------------
(Dollars in millions)

                           IMPLIED VALUE OF COMPANY

      Per Share Offer Price.............................................. $ 7.0
      Fully Diluted Shares (MM) (a)......................................  12.2
                                                                          -----
      Implied Market Value (b)........................................... $85.2
      Plus: Total Debt (a)...............................................    --
      Less: Cash (a)(c)..................................................  (7.0)
                                                                          -----
      Implied Market Capitalization...................................... $78.2
                                                                          =====

                             TRANSACTION MULTIPLES

                                     SEARS MANAGEMENT      BROADVIEW ESTIMATES
                         STREET (E) --------------------   -------------------
          YEAR           NET INCOME NET INCOME  REVENUES   NET INCOME REVENUES
          ----           ---------- ----------  --------   ---------- --------
LTM Nov '96 Adjusted....   217.0x     217.0x      1.50x      217.0x     1.50x
Dec '96E Adjusted.......    27.5      175.7       1.50        55.9      1.33
Dec '97E................    22.4       35.2       1.38        33.2      1.06
    ACTUAL/PROJECTED
   FINANCIAL RESULTS:
   ------------------
LTM Nov '96
 Adjusted (d)...........   $ 0.4      $ 0.4      $52.0       $ 0.4     $52.0
Dec '96E Adjusted.......     3.1        0.5(d)    52.3(d)      1.5      58.7
Dec '97E................     3.8        2.4       56.7         2.6      74.1

--------
(a) Per Form 10-Q for the fiscal period ended November 30, 1996 (the "Form 10-Q"), including 1.196 million options and 0.050 warrants per Form 10-K for the fiscal year ended May 31, 1996 (the "Form 10-K").
(b) Sears owns 7.0 million shares of MaxServ per the Schedule 13D filed on January 27, 1997. The implied market value of the shares not currently owned by Sears is approximately $36.2 million.
(c) Includes $3.5 million of option and warrant proceeds.
(d) Per the Forms 10-K and 10-Q, adjusted for $4.0 million of one-time calendar 1996 price increases.
(e) First Call as of January 24, 1997; one broker listed.

HISTORICAL TRADING PERFORMANCE

--------------------------------------------------------------------------------
December 4, 1991 to January 29, 1997

                                                                       OFFER
PRE-ANNOUNCEMENT (A)                                          PRICE PREMIUMS TO:
--------------------                                          ----- ------------
5 Year Average............................................... $2.97     136%
3 Year Average...............................................  3.97      76%
1 Year Average...............................................  3.85      85%
Pre-Announcement.............................................  4.88      44%
CURRENT
-------
1/29/97......................................................  6.63       6%



[CHART SHOWING HISTORICAL TRADING PERFORMANCE WITH DESCRIPTION OF SPECIFIC EVENTS APPEARS HERE.]




LOGO
--------
(a) Last day of trading prior to announcement was December 4, 1996.

AVERAGE STOCK PRICE ANALYSIS SINCE 12/5/96

--------------------------------------------------------------------------------

                                             END OF PERIOD
PRICE DATE                       CLOSE PRICE    VOLUME
----------                       ----------- -------------
 12/5/96........................    $6.50       34,900
 12/6/96........................     6.50       46,600
 12/9/96........................     6.13       10,200
12/10/96........................     6.75        5,800
12/11/96........................     6.25        4,000
12/12/96........................     7.13       21,800
12/13/96........................     7.13       16,200
12/16/96........................     6.75        3,400
12/17/96........................     7.00        6,100
12/18/96........................     6.75        8,200
12/19/96........................     7.25        2,100
12/20/96........................     6.75        1,700
12/23/96........................     6.50        4,600
12/24/96........................     7.13        1,900
12/26/96........................     7.13        1,800
12/27/96........................     7.00       11,300
12/30/96........................     6.50          600
12/31/96........................     6.94        8,300
  1/2/97........................     7.00          100
  1/3/97........................     6.75        1,900
  1/6/97........................     6.50          900
  1/7/97........................     6.75        7,400
  1/8/97........................     6.88        2,200
  1/9/97........................     7.00        4,300
 1/10/97........................     7.13        1,800
 1/13/97........................     6.88       21,000
 1/14/97........................     6.75        2,300
 1/15/97........................     6.69       11,600
 1/16/97........................     6.50       15,600
 1/17/97........................     6.50        8,100
 1/20/97........................     7.00        5,600
 1/21/97........................     6.75          600
 1/22/97........................     7.13       12,300
 1/23/97........................     6.75        8,700
 1/24/97........................     6.50       17,700
 1/27/97........................     6.75        7,600
 1/28/97........................     6.00       87,500
 1/29/97........................     6.63       38,200
                                    -----
DAILY AVERAGE...................    $6.76       11,708
WEIGHTED AVERAGE................    $6.57


                                 PRE-ANNOUNCEMENT
                                  PRICE: (A)        $4.88
                                 OFFER PRICE:       $7.00
                                 PREMIUM:           43.6%
                                 MEDIAN MINORITY
                                 INTEREST PREMIUM:  19.5%
                                 MEAN MINORITY
                                 INTEREST PREMIUM:  29.0%

--------
(a) Closing price on December 4, 1996.

HISTORICAL REVIEW OF P/E MULTIPLES

--------------------------------------------------------------------------------
Fiscal Years Ending May 31

STOCK PRICE DATE         STOCK PRICE CFY DATE CFY EPS NFY DATE NFY EPS CFY P/E  NFY P/E
----------------         ----------- -------- ------- -------- ------- -------  -------
   6/94.................    3.75       5/95     0.15    5/96    0.29     25.0x   12.9x
   7/94.................    3.75       5/95     0.15    5/96    0.29     25.0    12.9
   8/94.................    3.75       5/95     0.15    5/96    0.29     25.0    12.9
   9/94.................    4.38       5/95     0.15    5/96    0.29     29.2    15.1
  10/94.................    4.00       5/95     0.15    5/96    0.29     26.7    13.8
   1/94.................    4.88       5/95     0.15    5/96    0.29     32.5    16.8
   2/94.................    3.75       5/95     0.20    5/96    0.25     18.8    15.0
   1/95.................    3.88       5/95     0.19    5/96    0.25     20.4    15.5
   2/95.................    3.75       5/95     0.19    5/96    0.25     19.7    15.0
   3/95.................    3.50       5/95     0.19    5/96    0.25     18.4    14.0
   4/95.................    3.63       5/95     0.19    5/96    0.25     19.1    14.5
   5/95.................    3.63       5/95     0.19    5/96    0.25     19.1    14.5
---------------------------------------------------------------------------------------
   6/95.................    3.38       5/96     0.24    5/97    0.29     14.1    11.7
   7/95.................    4.00       5/96     0.24    5/97    0.29     16.7    13.8
   8/95.................    3.88       5/96     0.24    5/97    0.29     16.2    13.4
   9/95.................    3.25       5/96     0.24    5/97    0.29     13.5    11.2
   0/95.................    3.25       5/96     0.19    5/97    0.29     17.1    11.2
   1/95.................    3.44       5/96     0.18    5/97    0.29     19.1    11.9
   2/95.................    3.38       5/96     0.18    5/97    0.29     18.8    11.7
   1/96.................    2.88       5/96     0.18    5/97    0.29     16.0     9.9
   2/96.................    2.50       5/96     0.04    5/97    0.20     62.5 *  12.5
   3/96.................    3.38       5/96    (0.04)   5/97    0.18    (84.5)*  18.8
   4/96.................    3.13       5/96     0.04    5/97    0.23     78.3 *  13.6
   5/96.................    3.25       5/96     0.04    5/97    0.23     81.3 *  14.1
---------------------------------------------------------------------------------------
   6/96.................    4.00       5/97     0.24    5/98    0.32     16.7    12.5
   7/96.................    4.25       5/97     0.24    5/98    0.32     17.7    13.3
   8/96.................    4.25       5/97     0.25    5/98    0.34     17.0    12.5
   9/96.................    5.00       5/97     0.25    5/98    0.34     20.0    14.7
   0/96.................    5.13       5/97     0.32    5/98    0.34     16.0    15.1
   1/96.................    4.75       5/97     0.25    5/98    0.34     19.0    14.0
12/4/96.................    4.88       5/97     0.25    5/98    0.34     19.5    14.3
---------------------------------------------------------------------------------------
Average FYE 1995......................................................   23.2x   14.4x
Average FYE 1996......................................................   16.4    12.8
Average YTD FYE 1997
 (Pre-Announcement)...................................................   18.0    13.8

--------
*Excluded from summary calculations
Earnings estimates obtained from I/B/E/S

ANALYSIS OF REPORTED AND EXPECTED NEAR-TERM RESULTS

--------------------------------------------------------------------------------
(Dollars in millions, except per share amounts)

                                                 FISCAL YEAR ENDED MAY 31,
                                             ----------------------------------
MAY 1997                                     1ST HALF (A) 2ND HALF (B) YEAR (C)
--------                                     ------------ ------------ --------
Sales.......................................    $28.53       $34.55     $63.09
EBIT........................................      2.08         0.68       2.77
Net Income..................................      1.33         0.51       1.84
MAY 1996 (A)                                  1ST HALF     2ND HALF     YEAR
------------                                 ------------ ------------ --------
Sale........................................    $25.08       $27.49     $52.57
EBIT........................................     (1.00)        2.50       1.50
Net Income..................................     (0.65)        1.74       1.08
1997 VS. 1996 VARIANCE                         1ST HALF     2ND HALF     YEAR
----------------------                       ------------ ------------ --------
Sales.......................................      13.7%        25.7%      20.0%
EBIT........................................     309.4%       (72.7%)     83.9%
Net Income..................................     303.7%       (70.9%)     69.9%
                                               1ST HALF     2ND HALF     YEAR
                                             ------------ ------------ --------
Variance--Broadview vs. Street
1997E Net Income (d)........................       --         (66.9%)    (35.3%)

--------
(a) Actual unadjusted financial results per the Forms 10-K and 10-Q.
(b) Implied earnings for second half of fiscal year 1997 based on Broadview's projections.
(c) Per Broadview's projections.
(d) Estimated earnings per share of $0.26 for the year ended May 1997, per First Call as of January 24, 1997.

HISTORICAL FINANCIALS

-------------------------------------------------------------------------------
(Dollars in millions, except per share amounts)

                               FISCAL YEAR ENDED MAY 31,                       ADJUSTED (A)
                          -----------------------------------------           ----------------
                                                                        LTM   FYE MAY    LTM
                          1991   1992    1993   1994   1995   1996    NOV- 96  1996    NOV- 96
                          -----  -----   -----  -----  -----  -----   ------- -------  -------
Sears Revenue...........  $ 2.2  $ 3.5   $ 7.2  $14.4  $29.3  $48.9    $52.1   $46.2    $48.1
Other Revenue...........    0.3    0.3     0.2    1.3    2.5    3.7      3.9     3.7      3.9
                          -----  -----   -----  -----  -----  -----    -----   -----    -----
   Total Revenue........    2.5    3.8     7.4   15.7   31.8   52.6     56.0    49.9    $52.0
Gross Profit............    1.0    0.9     1.5    3.5    5.5    4.9      8.4     2.2      4.4
S,G&A Expense...........   (0.5)  (0.8)   (1.0)  (2.2)  (3.2)  (3.4)    (3.8)   (3.4)    (3.8)
                          -----  -----   -----  -----  -----  -----    -----   -----    -----
EBIT....................    0.5    0.1     0.5    1.3    2.3    1.5      4.6    (1.2)     0.6
 Growth.................     --    (77%)   352%   149%    79%   (36%)    205%
Net Income..............  $ 0.2  $ 0.1   $ 0.3  $ 0.7  $ 1.6  $ 1.1    $ 3.1   $(0.7)   $ 0.4
 Growth.................           (47%)   182%   162%   132%   (33%)    181%
Year End Market Value of
 Equity.................  $ 3.1  $ 2.2   $16.0  $37.4  $34.0  $44.3    $50.5   $44.3    $50.5
Year End Shares
 Outstanding............    3.5    3.5     6.4    7.5   10.9   10.9     10.9    10.9     10.9
End of Year Stock Price.  $0.88  $0.63   $2.50  $5.00  $3.13  $4.06    $4.63   $4.06    $4.63
Sears % of Total
 Revenues...............   88.0%  92.0%   97.0%  92.0%  92.0%  93.0%    93.0%   92.6%    92.5%
Gross Margin............   40.0%  24.5%   20.2%  22.5%  17.3%   9.4%    15.0%    4.5%     8.5%
S,G&A as a % of Sales...   19.2%  21.4%   13.1%  14.1%  10.0%   6.6%     6.8%    6.9%     7.4%
EBIT Margin.............   20.9%   3.1%    7.1%   8.4%   7.4%   2.9%     8.2%   (2.4%)    1.1%
Capital Expenditures....  $ 0.1  $ 0.3   $ 0.8  $ 1.7  $ 8.4  $ 3.8    $ 4.1   $ 3.8    $ 4.1

--------
(a) Per review of the Forms 10-K and 10-Q, adjusted for $2.7 and $4.0 million of one-time calendar 1996 price increases from FYE May '96 and LTM Nov. '96, respectively.

PROJECTED FINANCIALS

--------------------------------------------------------------------------------
(Dollars in millions)

                          PROJECTED CALENDAR YEARS ENDING DECEMBER 31, (A)
                         --------------------------------------------------------  '96-'01
                                 ADJUSTED                                          5 YEAR
                          1996   1996 (B)   1997    1998    1999    2000    2001    CAGR
                         ------  ----------------  ------  ------  ------  ------  -------
Sears Revenue........... $ 51.5   $ 47.5   $ 51.2  $ 52.4  $ 55.1  $ 57.9  $ 60.8    5.1%
Other Revenue...........    4.8      4.8      5.5     6.6     7.9     9.4    11.3   19.0%
                         ------   ------   ------  ------  ------  ------  ------   ----
   Total Revenue........   56.3     52.3     56.7    59.0    63.0    67.3    72.2    6.7%
Sears Gross Profit......    7.8      3.8      6.8     6.8     7.1     7.5     7.8   15.8%
Other Gross Profit......    1.0      1.0      1.1     1.3     1.6     1.9     2.3   19.0%
                         ------   ------   ------  ------  ------  ------  ------   ----
   Total Gross Profit...    8.7      4.7      7.9     8.1     8.7     9.4    10.1   16.4%
S,G&A Expense...........   (3.9)    (3.9)    (4.0)   (4.1)   (4.3)   (4.6)   (4.9)   4.6%
                         ------   ------   ------  ------  ------  ------  ------   ----
EBIT....................    4.8      0.8      3.9     4.0     4.4     4.8     5.2   46.0%
Net Income (c).......... $  3.0   $  0.5   $  2.4  $  2.5  $  2.7  $  3.0  $  3.2   46.0%
Sears Revenue Growth....     --       --      7.7%    2.4%    5.1%    5.1%    5.1%
Other Revenue Growth....     --       --     15.0%   20.0%   20.0%   20.0%   20.0%
                         ------   ------   ------  ------  ------  ------  ------
   Total Revenue Growth.     --       --      8.4%    4.1%    6.7%    6.9%    7.2%
Sears % of Total
 Revenues...............   91.6%    90.9%    90.4%   88.9%   87.5%   86.0%   84.3%
Sears Gross Margin......   15.1%     7.9%    13.2%   13.0%   12.9%   12.9%   12.9%
Other Gross Margin......   20.0%    20.0%    20.0%   20.0%   20.0%   20.0%   20.0%
                         ------   ------   ------  ------  ------  ------  ------
   Total Gross Margin...   15.5%     9.0%    13.9%   13.8%   13.8%   13.9%   14.0%
S,G&A as a % of Sales...    7.0%     7.5%     7.0%    7.0%    6.8%    6.8%    6.8%
EBIT Margin.............    8.5%     1.5%     6.9%    6.8%    7.0%    7.1%    7.2%

--------
(a) 1996-1999 based on projections by members of Sears management who monitor the operations of MaxServ. Projections for 2000-2001 extrapolated therefrom.
(b) Per review of the Form 10-K, adjusted for $4.0 million of one-time calendar 1996 price increases.
(c) Assumes a tax rate of 38%.

SUMMARY OF PROJECTIONS

--------------------------------------------------------------------------------
(Dollars in millions)

                             CALENDAR YEAR ENDING DECEMBER 31,
                            ---------------------------------------------
BROADVIEW CALENDARIZED
PROJECTIONS (A)                        1996                      1997
----------------------      --------------------------------  ----------------
Sales......................            $58.7                  $      74.1
EBIT.......................              2.2                          4.0
Net Income.................              1.5                          2.6
SEARS PROJECTIONS (B)        UNADJUSTED       ADJUSTED (C)
---------------------       -------------    ---------------
Sales......................   $      56.3       $      52.3   $      56.7
EBIT.......................           4.8               0.8           3.9
Net Income.................           3.0               0.5           2.4
VARIANCE
--------
Sales......................           4.3%             12.3%         30.8%
EBIT.......................         (53.2%)           186.5%          1.9%
Net Income.................         (48.6%)           214.1%          6.0%

--------
(a) Based on Broadview projections, calendarized to a December 31 year-end.
(b) Based on projections by members of Sears management who monitor the operations of MaxServ.
(c) Per review of the Form 10-K, adjusted for $4.0 million of one-time calendar 1996 price increases.

VALUATION SUMMARY OF IMPLIED EQUITY VALUES PER SHARE (A)

--------------------------------------------------------------------------------

        [CHART SHOWING IMPLIED EQUITY VALUES PER SHARE APPEARS HERE.]

--------
(a) Based on 12.172 million fully diluted shares.
(b) Direct response companies with market capitalizations less than $250 million.

PUBLIC COMPARABLE IMPLIED VALUATION

-------------------------------------------------------------------------------
(Dollars in thousands, except per share amounts)

                                                  CALENDAR YEAR
                          -------------------------------------------------------------
                                          1996                           1997
                          ------------------------------------- -----------------------
                                        SEARS (A)   SEARS (A)
                          BROADVIEW (B) UNADJUSTED ADJUSTED (C) BROADVIEW (B) SEARS (A)
                          ------------- ---------- ------------ ------------- ---------
Net Income..............     $1,523       $2,965      $ 485        $2,567      $2,421
Annual Growth...........        --           123%       (63%)          69%        399%
Companies with Market
 Value Less Than $250
 Million (d)............      29.3x        29.3x      29.3x         21.2x       21.2x
Implied Share Price (e).      $3.67        $7.14      $1.17         $4.47       $4.22

--------
(a) Net Income estimates based on projections by members of Sears management who monitor the operations of MaxServ.
(b) Net Income estimates based on Broadview projections, calendarized to a December 31 year-end.
(c) Per review of the Form 10-K, adjusted for $4.0 million of one-time calendar 1996 price increases.
(d) Median multiples.
(e) Based on 12.172 million fully diluted shares per the Form 10-Q including
    1.196 million options and 0.050 warrants per the Form 10-K, and net debt of ($3.5) million.

DISCOUNTED CASH FLOW ANALYSIS (A)

-------------------------------------------------------------------------------
Net Income Multiple Method

SEARS MANAGEMENT PROJECTIONS (B)

                                        EQUITY VALUE BASED ON
DISCOUNT                               MULTIPLE OF 2001 AFTER-   EQUITY VALUE
RATE                                         TAX EBIT(D)         PER SHARE(E)
--------                               ----------------------- -----------------
                                        15.0X   20.0X   25.0X  15.0X 20.0X 25.0X
                                       ------- ------- ------- ----- ----- -----
14%................................... $  42.4 $  50.7 $  59.1 $3.48 $4.17 $4.85
16%...................................    39.8    47.5    55.1  3.27  3.90  4.53
18%...................................    37.5    44.5    51.5  3.08  3.66  4.23

SENSITIVITY CASE (C)

                                        EQUITY VALUE BASED ON
DISCOUNT                               MULTIPLE OF 2001 AFTER-   EQUITY VALUE
RATE                                         TAX EBIT(D)         PER SHARE(E)
--------                               ----------------------- -----------------
                                        15.0X   20.0X   25.0X  15.0X 20.0X 25.0X
                                       ------- ------- ------- ----- ----- -----
14%................................... $  62.1 $  76.1 $  90.1 $5.11 $6.25 $7.40
16%...................................    58.0    70.8    83.6  4.76  5.82  6.87
18%...................................    54.2    66.0    77.8  4.45  5.42  6.39

--------
(a) Cash Flows and Terminal Values are discounted to January 1, 1997.
(b) 1996-1999 based on projections by members of Sears management who monitor the operations of MaxServ. Projections for 2000-2001 extrapolated therefrom.
(c) See Sensitivity Case included in the appendix.
(d) Adjusted for ($3.5) million net debt per the Form 10-Q and option and warrant proceeds of $3.5 million.
(e) Based on 12.172 million fully diluted shares per the Form 10-Q, including
    1.196 million options and 0.050 million warrants per the Form 10-K.

DISCOUNTED CASH FLOW ANALYSIS (A)

-------------------------------------------------------------------------------
Perpetuity Growth Method

SEARS MANAGEMENT PROJECTIONS (B)

DISCOUNT                           EQUITY VALUE BASED ON         EQUITY VALUE
RATE                          CASH FLOW PERPETUITY GROWTH (D)    PER SHARE (E)
--------                      -------------------------------- -----------------
                                 6.0%       7.0%       8.0%     6.0%  7.0%  8.0%
                              ---------- ---------- ---------- ----- ----- -----
14%.......................... $     39.4 $     42.8 $     47.4 $3.24 $3.52 $3.89
16%..........................       33.1       35.0       37.5  2.72  2.88  3.08
18%..........................       28.8       30.1       31.6  2.37  2.47  2.59

SENSITIVITY CASE (C)

DISCOUNT                           EQUITY VALUE BASED ON         EQUITY VALUE
RATE                          CASH FLOW PERPETUITY GROWTH (D)    PER SHARE (E)
--------                      -------------------------------- -----------------
                                 6.0%       7.0%       8.0%     6.0%  7.0%  8.0%
                              ---------- ---------- ---------- ----- ----- -----
14%.......................... $     57.2 $     62.9 $     70.5 $4.70 $5.17 $5.80
16%..........................       46.7       50.0       54.1  3.84  4.11  4.45
18%..........................       39.7       41.8       44.3  3.26  3.43  3.64

--------
(a) Cash Flows and Terminal Values are discounted to January 1, 1997.
(b) 1996-1999 based on projections by members of Sears management who monitor the operations of MaxServe. Projections for 2000-2001 extrapolated therefrom.
(c) See Sensitivity Case included in the appendix.
(d) Adjusted for ($3.5) million net debt per the Form 10-Q and option and warrant proceeds of $3.5 million.
(e) Based on 12.172 million fully diluted shares per the Form 10-Q, including
    1.196 million options and 0.050 million warrants per the Form 10-K.

--------------------------------------------------------------------------------

                                    APPENDIX

--------------------------------------------------------------------------------

ANALYSIS OF PUBLICLY TRADED COMPANIES

-------------------------------------------------------------------------------
(Dollars in millions, except per share data)

                                           MARKET VALUE AS A MULT. OF            97 P/E       LTM
                                           ---------------------------           ------- -------------
                                                                          EST.   EST. 5
                                           CALENDAR CALENDAR  CALENDAR   5 YEAR   YEAR
                    PRICE          MARKET  1996 EPS 1997 EPS  1998 EPS   GROWTH  GROWTH  EBITDA  EBIT  MARKET
COMPANIES         29-JAN-97 SHARES  VALUE  EST. (A) EST. (A)  EST. (A)   RATE(A) RATE(A) MARGIN MARGIN  CAP.
---------         --------- ------ ------- -------- --------  --------   ------- ------- ------ ------ -------
Market Value<
 $250
ATC Comm........    $11.3    16.1  $ 182.0   31.4x    22.2x     15.3x(d)   50%    0.44x   14%    11%   $ 183.4
Boston Comm.
 Group..........      6.0    12.7     76.3  200.0*    37.5      26.8(d)    40%    0.94     7%     4%      72.6
ICT Group.......      4.9    11.5     56.2   27.1     15.2(c)   10.5(d)    45%    0.34     8%     4%      39.9
Metro One.......      9.1    10.7     97.5   70.2     21.2      12.9        NA      NA    15%     8%      83.7
RMI
 Teleservices...      7.9     8.1     63.9   24.6     17.7      12.6(d)    40%    0.44    11%     8%      56.0
                      MEAN                   38.3X    22.8X     15.6X      44%    0.54X   11%     7%
                    MEDIAN                   29.3     21.2      12.9       43%    0.44    11%     8%
Market Value>
 $250
Access Health...    $28.6    17.6  $ 503.0   42.7x    24.7x     17.8x(d)   38%    0.65x   25%    19%   $ 477.4
APAC
 Teleservices,
 Inc............     35.0    46.4  1,624.7   56.5     37.6      27.1       45%    0.84    21%    17%   1,626.1
Caribiner Intl..     46.5     9.6    447.0   41.5     30.6      23.6(d)    30%    1.02    12%    10%     496.8
Ha Lo
 Industries.....     26.0    16.4    426.8   44.8     28.0      22.8       30%    0.93     5%     4%     429.9
National
 TechTeam.......     25.3    14.8    372.7   68.2     46.8      32.8       35%    1.34    14%    10%     379.4
Precision
 Response.......     36.0    20.0    720.0   97.3     43.4      30.0       58%    0.75    13%    10%     716.4
Sitel Corp......     19.6    58.7  1,152.0   63.3     42.5      33.6       38%    1.12    13%    10%   1,159.6
Snyder
 Communications.     27.9    33.5    933.7  164.0*    69.7      45.7       50%    1.39    15%    14%     879.3
Sykes
 Enterprises....     40.1    21.8    874.7   85.2     53.4(c)   36.4(d)    40%    1.34    12%    10%     872.9
Telespectrum
 Worldwide......     16.8    25.1    419.7   54.0     27.0      19.7       40%    0.68    12%     7%     366.0
Teletech
 Holdings.......     28.0    55.1  1,542.9  127.3*    63.6      45.5(d)    40%    1.59    16%    12%   1,551.3
West
 Teleservices...     23.4    62.5  1,460.4   47.7     41.0      35.3(d)     NA      NA    18%    14%   1,472.4
                      MEAN                   60.1X    42.4X     30.8X      40%    1.05X   15%    11%
                    MEDIAN                   55.2     41.8      31.4       40%    1.04    14%    10%
              OVERALL MEAN                   55.6X    36.6X     26.4X      41%    0.89X   14%    10%
            OVERALL MEDIAN                   54.0     37.5      26.8       40%    0.94    13%    10%
MaxServ (May
 FYE)...........    $ 6.6    10.9  $  72.4   66.3x    25.5x     20.7x(d)    NA      NA    17%     8%   $  68.9
MaxServ (Dec
 CYE)...........      6.6    10.9     72.4   23.4     20.0      16.2(d)     NA      NA    17%     8%      68.9
                   MARKET CAP. AS A
                   MULTIPLE OF LTM
                  --------------------
COMPANIES         SALES  EBIT   EBITDA
---------         ------ ------ ------
Market Value<
 $250
ATC Comm........   1.78x  15.8x  12.5x
Boston Comm.
 Group..........   1.46   39.7   19.8
ICT Group.......   0.59   13.5    7.4
Metro One.......   4.90   59.1   32.5
RMI
 Teleservices...   1.73   22.8   15.8
                      MEAN   2.09X  30.2X  17.6X
                    MEDIAN   1.73   12.8   15.8
Market Value>
 $250
Access Health...   7.69x  39.5x  30.4x
APAC
 Teleservices,
 Inc............   7.21   42.8   34.7
Caribiner Intl..   3.35   33.2   27.4
Ha Lo
 Industries.....   2.08   55.6   40.9
National
 TechTeam.......   6.14   60.8   43.2
Precision
 Response.......   9.77   95.8*  74.5*
Sitel Corp......   6.97   71.8   53.2
Snyder
 Communications.  12.00   88.2*  81.3*
Sykes
 Enterprises....   9.41   90.0*  75.6*
Telespectrum
 Worldwide......   3.19   45.9   27.1
Teletech
 Holdings.......  12.70  105.3*  78.6*
West
 Teleservices...   4.83   33.5   26.3
                      MEAN   7.11X  47.9X  35.4X
                    MEDIAN   7.09   44.3   32.5
              OVERALL MEAN   5.63X  41.1X  28.6X
            OVERALL MEDIAN   4.90   39.7   27.4
MaxServ (May
 FYE)...........   1.23x  15.0x   7.4x
MaxServ (Dec
 CYE)...........   1.23   15.0    7.4

-------
(a) Earnings estimates were obtained from First Call as of 1/24/97 and calendarized when necessary. 5 Year Est. Growth Rates are taken from I/B/E/S as of January 16, 1996.
(b) Summary multiples exclude numbers that are negative, not available, not meaningful, and (*) figures.
(c) Earnings estimates obtained from Nelson's (1/24/96).
(d) Earnings per share are projected using the 5 Year Est. Growth Rate, where available. When the 5 year Est. Growth Rate is not available, the earnings per share growth rate over current and next years is used (West Teleservices and MaxServ).


                                      A1

OVERVIEW OF PUBLIC COMPARABLES--SIGNIFICANT CONCENTRATION

--------------------------------------------------------------------------------

COMPARABLE COMPANY        SIGNIFICANT CUSTOMERS--PERCENTAGE OF LFY REVENUE
------------------        ------------------------------------------------
ACCESS HEALTH...........  Top 5 customers--approximately 50% of 1996 revenues
                          Blue Cross of Western Pennsylvania--16.8%
                          Empire Blue Cross--12.0%
                          Foundation Health Federal Services--11.6%
APAC TELESERVICES.......  Top 2 customers--approximately 27% of revenues
ATC COMM. GROUP.........  AT&T > 10%
                          American Express > 10%
                          Pacific Bell > 10%
                          US West > 10%
BOSTON COMM. GROUP......  Top 10 largest customers--approximately 85% of revenues
                          Bell Atlantic--15.0%
                          NYNEX Mobile--13.9%
                          SNET Mobility--11.9%
CARABINER INTERNATIONAL.  Ford Motor Company--15%
                          IBM--13%
                          State Farm Group--11%
HA LO INDUSTRIES........  Montgomery Ward--17%
ICT GROUP...............  Mass Marketing Insurance Group (JC Penny)--43%
METRO ONE...............  Top 3 customers--approximately 72% of 1995 revenues
                          US West New Vector
                          Ameritech Cellular
                          Bell Atlantic NYNEX Mobile
NATIONAL TECHTEAM.......  Top 5 customers--approximately 73% of 1995 revenues
                          Ford Motor Company--37.3%
                          Chrysler Corporation--10.0%
                          Hewlett-Packard Corporation--17.4%
PRECISION RESPONSE......  Top 5 customers--approximately 77% of 1995 revenues
                          AT&T--42.1%
RMH TELESERVICES........  Top 3 customers--approximately 75% of revenues
SITEL CORPORATION.......  Top 10 customers--approximately 64% of 1996 revenues
                          JC Penney Life Insurance Company--11.6%
                          Allstate Insurance Company--11.0%
SNYDER COMMUNICATIONS...  Top customer--59%
SYKES ENTERPRISES.......  Top 10 customers--approximately 70% of 1995 revenues
                          IBM--16%
                          Apple--17%
TELESPECTRUM WORLDWIDE..  Top 10 customers--approximately 56% of 1995 revenues
                          Mass Marketing Insurance Group--11.9%
TELETECH HOLDINGS.......  Top 10 customers--approximately 82% of 1995 revenues
                          AT&T--31%
                          Continental Airlines--18%
                          Apple Computer--9%

                                       A2

OVERVIEW OF PUBLIC COMPARABLES--SIGNIFICANT CONCENTRATION

--------------------------------------------------------------------------------

COMPARABLE COMPANY         SIGNIFICANT CUSTOMERS--PERCENTAGE OF LFY REVENUE
------------------         ------------------------------------------------
WEST TELESERVICES......... Top 10 customers--approximately 50% of 1995 revenues
                           AT&T--17%
MAXSERV................... Sears--90%

                                       A3

PROJECT WIMBLEDON                                         SEARS MANAGEMENT CASE

Discounted Cash Flow Valuation (a) (b)

-------------------------------------------------------------------------------
(Dollars in millions, except per share amounts)

                          HISTORICAL FISCAL YEAR      LTM
                               ENDED MAY 31,        NOV. 30   PROJECTED TWELVE MONTHS ENDING DECEMBER 31,         96-
                          ----------------------    ------- ----------------------------------------------------  '01
                             1995         1996       1996    1996E    1997     1998     1999     2000     2001    CAGR
                          -----------  -----------  ------- -------- -------  -------  -------  -------  -------  ----
Sears Revenue...........  $      29.3  $      46.2   $48.1  $  47.5  $  51.2  $  52.4  $  55.1  $  57.9  $  60.8   5.1%
Other Business Revenue..          2.5          3.7     3.9      4.8      5.5      6.6      7.9      9.4     11.3  19.0%
                          -----------  -----------   -----  -------  -------  -------  -------  -------  -------  ----
Net Sales...............         31.8         49.9    52.0     52.3     56.7     59.0     63.0     67.3     72.2   6.7%
 Sales Growth...........        102.8%        56.6%    4.3%     0.5%    13.6%     4.1%     6.7%     6.9%     7.2%  --
Sears Gross Profit......           NA           NA      NA      3.8      6.8      6.8      7.1      7.5      7.8  15.8%
Other Gross Profit......           NA           NA      NA      1.0      1.1      1.3      1.6      1.9      2.3  19.0%
                          -----------  -----------   -----  -------  -------  -------  -------  -------  -------  ----
Total Gross Profit......          5.5          2.2     4.4      4.7      7.9      8.1      8.7      9.4     10.1  16.4%
S,G&A Expense...........         (3.2)        (3.4)   (3.8)    (3.9)    (4.0)    (4.1)    (4.3)    (4.6)    (4.9)  --
                          -----------  -----------   -----  -------  -------  -------  -------  -------  -------  ----
EBIT....................          2.3         (1.2)    0.6      0.8      3.9      4.0      4.4      4.8      5.2  46.0%
Less Taxes @ 38.0%......         (0.9)         0.5    (0.2)    (0.3)    (1.5)    (1.5)    (1.7)    (1.8)    (2.0)  --
                          -----------  -----------   -----  -------  -------  -------  -------  -------  -------  ----
After-Tax EBIT..........          1.4         (0.7)    0.4      0.5      2.4      2.5      2.7      3.0      3.2  46.0%
CapEx less Depreciation.                                                 0.3      1.0      0.0      0.0      0.0   --
Changes in Net Working
 Capital................                                                 0.0      0.0      0.0      0.0      0.0   --
                                                                     -------  -------  -------  -------  -------  ----
UNLEVERED FREE CASH
 FLOW...................                                             $   2.7  $   3.5  $   2.7  $   3.0  $   3.2   --
                                                                     =======  =======  =======  =======  =======  ====

DISCOUNTED CASH FLOW ANALYSIS

                                                                                    EQUITY VALUE PER
                                A                   B                     C             SHARE (D)
                          -------------  +  -----------------  =  ----------------- -----------------
                                            TERMINAL VALUE AS       EQUITY VALUE     VALUE PER SHARE
                                              A MULTIPLE OF           BASED ON       BASED ON AFTER-
                                             2001 AFTER-TAX        AFTER-TAX EBIT          TAX
                          PRESENT VALUE           EBIT              MULTIPLE (C)      EBIT MULTIPLE
 ISCOUNTD                   1997-2001       -----------------     ----------------- -----------------
  RATE                     CASH FLOWS       15.0X 20.0X 25.0X     15.0X 20.0X 25.0X 15.0X 20.0X 25.0X
--------                  -------------     ----- ----- -----     ----- ----- ----- ----- ----- -----
 14.0%...................     10.3          $25.1 $33.4 $41.8     $42.4 $50.7 $59.1 $3.48 $4.17 $4.85
 16.0%...................      9.8           23.0  30.6  38.3      39.8  47.5  55.1  3.27  3.90  4.53
 18.0%...................      9.4           21.1  28.1  35.2      37.5  44.5  51.5  3.08  3.66  4.23

------------------------------------------------------------------  -----------

                                              TERMINAL FREE         EQUITY VALUE
                                              CASH FLOW IN            BASED ON       VALUE PER SHARE
                                               PERPETUITY            PERPETUITY         BASED ON
                          PRESENT VALUE        GROWING AT            GROWTH (C)     PERPETUITY GROWTH
 ISCOUNTD                   1997-2001       -----------------     ----------------- -----------------
  RATE                     CASH FLOWS       6.0%  7.0%  8.0%      6.0%  7.0%  8.0%  6.0%  7.0%  8.0%
--------                  -------------     ----- ----- -----     ----- ----- ----- ----- ----- -----
 14.0%...................     10.3          $22.1 $25.5 $30.1     $39.4 $42.8 $47.4 $3.24 $3.52 $3.89
 16.0%...................      9.8           16.2  18.2  20.7      33.1  35.0  37.5  2.72  2.88  3.08
 18.0%...................      9.4           12.4  13.7  15.2      28.8  30.1  31.6  2.37  2.47  2.59

-------
(a) Cash Flows and Terminal Values are discounted to January 1, 1997.
(b) 1996-1999 based on projections by members of Sears management who monitor the operations of MaxServ. Projections for 2000-2001 extrapolated therefrom.
(c) Adjusted for ($3.5) million net debt per the Form 10-Q and option and warrant proceeds of $3.5 million.
(d) Based on 12.172 million fully diluted shares per the Form 10-Q, including
    1.196 million options and 0.050 warrants per the Form 10-K.

                                      A4

PROJECT WIMBLEDON                                               SENSITIVITY CASE

Discounted Cash Flow Valuation (a) (b)

--------------------------------------------------------------------------------
(Dollars in millions, except per share amounts)

                          HISTORICAL FISCAL YEAR      LTM
                               ENDED MAY 31,        NOV. 30   PROJECTED TWELVE MONTHS ENDING DECEMBER 31,         96-
                          ----------------------    ------- ----------------------------------------------------  '01
                             1995         1996       1996    1996E    1997     1998     1999     2000     2001    CAGR
                          -----------  -----------  ------- -------- -------  -------  -------  -------  -------  ----
Sears Revenue...........  $      29.3  $      46.2   $48.1  $  47.5  $  51.2  $  54.8  $  58.6  $  62.7  $  67.1   7.1%
Other Business Revenue..          2.5          3.7     3.9      4.8      7.1     10.6     15.7     23.5     35.0  49.1%
                          -----------  -----------   -----  -------  -------  -------  -------  -------  -------  ----
Net Sales...............         31.8         49.9    52.0     52.3     58.3     65.3     74.4     86.2    102.1  14.3%
 Sales Growth...........        102.8%        56.6%    4.3%     0.5%    16.9%    12.1%    13.8%    15.9%    18.5%  --
Sears Gross Profit......           NA           NA      NA      3.8      6.8      7.1      7.6      8.1      8.7  18.1%
Other Gross Profit......           NA           NA      NA      1.0      1.4      2.1      3.1      4.7      7.0  49.1%
                          -----------  -----------   -----  -------  -------  -------  -------  -------  -------  ----
Total Gross Profit......          5.5          2.2     4.4      4.7      8.2      9.2     10.7     12.8     15.7  27.1%
S,G&A Expense...........         (3.2)        (3.4)   (3.8)    (3.9)    (4.1)    (4.6)    (5.1)    (5.9)    (7.0)  --
                          -----------  -----------   -----  -------  -------  -------  -------  -------  -------  ----
EBIT....................          2.3         (1.2)    0.6      0.8      4.1      4.6      5.6      6.9      8.7  61.9%
Less Taxes @ 38.0%......         (0.9)         0.5    (0.0)    (0.3)    (1.6)    (1.8)    (2.1)    (2.6)    (3.3)  --
                          -----------  -----------   -----  -------  -------  -------  -------  -------  -------  ----
After-Tax EBIT..........          1.4         (0.7)    0.5      0.5      2.6      2.9      3.5      4.3      5.4  61.9%
CapEx less Depreciation.                                                 0.3      1.0      0.0      0.0      0.0   --
Changes in Net Working
 Capital................                                                 0.0      0.0      0.0      0.0      0.0   --
                                                                     -------  -------  -------  -------  -------  ----
Unlevered Free Cash
 Flow...................                                             $   2.9  $   3.9  $   3.5  $   4.3  $   5.4   --
                                                                     =======  =======  =======  =======  =======  ====

DISCOUNTED CASH FLOW ANALYSIS

                                                                                    EQUITY VALUE PER
                                A                   B                     C             SHARE (D)
                          -------------  +  -----------------  =  ----------------- -----------------
                                            TERMINAL VALUE AS       EQUITY VALUE
                                              A MULTIPLE OF           BASED ON       VALUE PER SHARE
                                             2001 AFTER-TAX        AFTER-TAX EBIT    BASED ON AFTER-
                          PRESENT VALUE           EBIT              MULTIPLE (C)    TAX EBIT MULTIPLE
 ISCOUNTD                   1997-2001       -----------------     ----------------- -----------------
  RATE                     CASH FLOWS       15.0X 20.0X 25.0X     15.0X 20.0X 25.0X 15.0X 20.0X 25.0X
--------                  -------------     ----- ----- -----     ----- ----- ----- ----- ----- -----
 14.0%...................     13.2          $42.0 $56.0 $70.0     $62.1 $76.1 $90.1 $5.11 $6.25 $7.40
 16.0%...................     12.5           38.5  51.3  64.1      58.0  70.8  83.6  4.76  5.82  6.87
 18.0%...................     11.9           35.3  47.1  58.9      54.2  66.0  77.8  4.45  5.42  6.39

------------------------------------------------------------------  -----------

                                              TERMINAL FREE         EQUITY VALUE
                                              CASH FLOW IN            BASED ON       VALUE PER SHARE
                                               PERPETUITY         PERPETUITY GROWTH     BASED ON
                          PRESENT VALUE        GROWING AT                (C)        PERPETUITY GROWTH
 ISCOUNTD                   1997-2001       -----------------     ----------------- -----------------
  RATE                     CASH FLOWS       6.0%  7.0%  8.0%      6.0%  7.0%  8.0%  6.0%  7.0%  8.0%
--------                  -------------     ----- ----- -----     ----- ----- ----- ----- ----- -----
 14.0%...................     13.2          $37.1 $42.8 $50.4     $57.2 $62.9 $70.5 $4.70 $5.17 $5.80
 16.0%...................     12.5           27.2  30.5  34.6      46.7  50.0  54.1  3.84  4.11  4.45
 18.0%...................     11.9           20.8  22.9  25.4      39.7  41.8  44.3  3.26  3.43  3.64

-------
(a) Cash Flows and Terminal Values are discounted to January 1, 1997.
(b) See Sensitivity Case on the following page.
(c) Adjusted for ($3.5) million net debt per the Form 10-Q and option and warrant proceeds of $3.5 million.
(d) Based on 12.172 million fully diluted shares per the Form 10-Q, including
    1.196 million options and 0.050 warrants per the Form 10-K.

                                       A5

PROJECTED FINANCIALS (SENSITIVITY CASE)

-------------------------------------------------------------------------------
(Dollars in millions)

                          PROJECTED CALENDAR YEARS ENDING DECEMBER 31, (A)
                         --------------------------------------------------------  '96-'01
                                 ADJUSTED                                          5 YEAR
                          1996   1996 (B)   1997    1998    1999    2000    2001    CAGR
                         ------  ----------------  ------  ------  ------  ------  -------
Sears Revenue........... $ 51.5   $ 47.5   $ 51.2  $ 54.8  $ 58.6  $ 62.7  $ 67.1    7.1%
Other Revenue...........    4.8      4.8      7.1    10.6    15.7    23.5    35.0   49.1%
                         ------   ------   ------  ------  ------  ------  ------   ----
    Total Revenue.......   56.3     52.3     58.3    65.3    74.4    86.2   102.1   14.3%
Sears Gross Profit......    7.8      3.8      6.8     7.1     7.6     8.1     8.7   18.1%
Other Gross Profit......    1.0      1.0      1.4     2.1     3.1     4.7     7.0   49.1%
                         ------   ------   ------  ------  ------  ------  ------   ----
    Total Gross Profit..    8.7      4.7      8.2     9.2    10.7    12.8    15.7   27.1%
S,G&A Expense...........   (3.9)    (3.9)    (4.1)   (4.6)   (5.1)   (5.9)   (7.0)  12.1%
                         ------   ------   ------  ------  ------  ------  ------   ----
EBIT....................    4.8      0.8      4.1     4.6     5.6     6.9     8.7   61.9%
Net Income (c).......... $  3.0   $  0.5   $  2.6  $  2.9  $  3.5  $  4.3  $  5.4   61.9%
Sears Revenue Growth....     --       --      7.7%    7.0%    7.0%    7.0%    7.0%
Other Revenue Growth....     --       --     49.1%   49.1%   49.1%   49.1%   49.1%
                         ------   ------   ------  ------  ------  ------  ------
    Total Revenue
     Growth.............     --       --     11.5%   12.1%   13.8%   15.9%   18.5%
Sears % of Total
 Revenues...............   91.6%    90.9%    87.8%   83.8%   78.8%   72.8%   65.7%
Sears Gross Margin......   15.1%     7.9%    13.2%   13.0%   12.9%   12.9%   12.9%
Other Gross Margin......   20.0%    20.0%    20.0%   20.0%   20.0%   20.0%   20.0%
                         ------   ------   ------  ------  ------  ------  ------
    Total Gross Margin..   15.5%     9.0%    14.1%   14.1%   14.4%   14.8%   15.3%
S,G&A as a % of Sales...    7.0%     7.5%     7.0%    7.0%    6.8%    6.8%    6.8%
EBIT Margin.............    8.5%     1.5%     7.1%    7.1%    7.6%    8.0%    8.5%

--------
(a) 1997-2001 Sensitivity Case grows Sears Revenue at 7.0% and grows Other Revenue to $35.0 million on a straight-line basis. Margins and expense ratios are held constant.
(b) Per the Form 10-K, adjusted for $4.0 million of one-time calendar 1996 price increases.
(c) Assumes a tax rate of 38%.

                                      A6

ANALYSIS OF WEIGHTED AVERAGE COST OF CAPITAL

--------------------------------------------------------------------------------

ASSUMPTIONS
--------------------------------------------------------------------------------

Three Month Treasury Bill (at
 1/24/97)........................ 5.15%
Thirty Year Government Bond (at
 1/24/97)........................ 6.89%
Historical Spread Between Long
 Bond & S&P 500 (a).............. 7.40%

Estimated Future Risk Premium.....  7.40%
Plus: Estimated Future Risk Free
 Rate.............................  6.89%
                                   ------
Estimated Future Market Return
 (b).............................. 14.29%
-----------------------------------------

                           LEVERED  TAX  NET DEBT TO UNLEVERED LEVERED UNLEVERED
COMPARABLE COMPANIES       BETA(C) RATE   EQUITY(D)   BETA(E)  RETURN   RETURN
--------------------       ------- ----- ----------- --------- ------- ---------
Access Health.............  1.55   37.0%    0.0%       1.55     18.4%    18.4%
APAC Teleservices.........  0.96   35.0%    0.1%       0.96     14.0%    14.0%
--------------------------------------------------------------------------------
ATC Communications (f)....  1.20   34.4%    0.7%       1.19     15.8%    15.7%
--------------------------------------------------------------------------------
Ha Lo Industries..........  1.37   40.0%    0.8%       1.36     17.0%    17.0%
National TechTeam.........  0.66   34.6%    2.0%       0.65     11.8%    11.7%
Sitel Corp................  1.20   34.0%    0.7%       1.19     15.8%    15.7%
                            ----   -----    ----       ----     -----    -----
  AVERAGE.................  1.16   35.8%    0.7%       1.15     15.4%    15.4%
MaxServ...................  0.53   30.0%    0.0%       0.53     10.8%    10.8%

                          COST OF EQUITY AT VARIOUS
                         UNLEVERED BETA AND CAPITAL
                                    RATES
DEBT/EQUITY             -----------------------------
CAPITAL STRUCTURES      0.53  0.84  1.15  1.35  1.55
------------------      ----- ----- ----- ----- -----
   5.0%.................10.9%.13.3%.15.7%.17.2%.18.7%..
  10.0%.................11.1%.13.5%.16.0%.17.5%.19.1%..
  15.0%.................11.2%.13.7%.16.2%.17.8%.19.5%..
  20.0%.................11.3%.13.9%.16.5%.18.2%.19.8%..
  25.0%.................11.4%.14.1%.16.8%.18.5%.20.2%..
  30.0%.................11.6%.14.3%.17.1%.18.8%.20.6%..
  35.0%.................11.7%.14.5%.17.3%.19.1%.20.9%..

                                                     WEIGHTED AVERAGE COST OF
                                                   CAPITAL AT VARIOUS UNLEVERED
                                                      BETA AND CAPITAL RATES
DEBT/EQUITY                              EST. COST -----------------------------
CAPITAL STRUCTURES                        OF DEBT  0.53  0.84  1.15  1.35  1.55
------------------                       --------- ----- ----- ----- ----- -----
   5.0%.................................   6.8%    10.6% 12.9% 15.1% 16.6% 18.0%
  10.0%.................................   7.0%    10.5% 12.7% 14.9% 16.3% 17.8%
  15.0%.................................   7.3%    10.3% 12.5% 14.7% 16.1% 17.5%
  20.0%.................................   7.5%    10.2% 12.4% 14.6% 15.9% 17.3%
  25.0%.................................   7.8%    10.1% 12.3% 14.4% 15.8% 17.2%
  30.0%.................................   8.0%    10.1% 12.2% 14.3% 15.7% 17.0%
  35.0%.................................   8.3%    10.0% 12.1% 14.2% 15.5% 16.9%

--------
(a) Source: Ibbotson Associates 1996 Yearbook.
(b) Estimated market risk premium plus estimated future risk free rate.
(c) Source: Merrill Lynch Beta Book as of December 1996 except where noted.
(d) Book Value of Net Debt to Market Value of Equity.
(e) Unlevered beta equals (Levered Beta)/(1 + ((1 - Tax Rate) * Debt/Equity)).
(f) ATC Communications has a current market value of < $250 million.

                                       A7

SELECTED MINORITY INTEREST BUY-SIDE TRANSACTIONS

--------------------------------------------------------------------------------
(Dollars in millions, except per share amounts)

                                                                                                PRE-
     DATE                                           ACQUISITION                               ANNOUNCE-
---------------                                 ------------------- CONSIDERATION ACQUISITION   MENT    ACQUISITION
 ANN.    EFF.       TARGET         ACQUIROR      VALUE   PERCENTAGE    OFFERED       PRICE      PRICE     PREMIUM
------  ------- -------------- ---------------  -------- ---------- ------------- ----------- --------- -----------
Dec-96  Pending Allmerica      Allmerica Fi-    $  700.8   40.5%    Cash and .385   $ 28.96    $ 28.50      1.6%
                 Property &     nancial Corp                         Shares
                 Casualty
Nov-96  Pending Central Trac-  JW Childs Eq-        53.6   34.6%    Cash              14.25      12.13     17.5%
                 tor Farm &     uity Partners
                 Country        LP
Nov-96  Pending Toy Biz Inc    Andrews Group       206.0   33.0%    Cash              22.50      17.38     29.5%
                                Inc
Oct-96  Nov-96  WCI Steel Inc  Renco Group Inc      56.5   15.5%    Cash              10.00       8.50     17.6%
Sep-96  Jan-97  General Phys-  National Patent      26.4   48.0%    .5299 Common       5.23       4.38     19.5%
                 ics Corp       Development                          Shares
Aug-96  Dec-96  Bankers Life   Conseco Inc         117.2    9.5%    $25 in Common     25.00      21.75     14.9%
                 Holding                                             Shares
Aug-96  Sep-96  Roto-Rooter    Chemed Corp          88.3   41.9%    Cash              41.00      36.50     12.3%
                 Inc
May-96  Pending SyStemix Inc   Sandoz Ltd           66.4   28.4%    Cash              17.00      18.63     -8.7%
                 (Sandoz AG)
Nov-95  Pending Immunex Corp   American Home       263.0   45.8%    Cash               14.5       12.0     20.8%
                                Products Corp
Aug-95  Jan-96  GEICO Corp     Berkshire         2,347.0   49.0%    Cash               70.0       55.8     25.6%
                                Hathaway Inc
Jul-95  Dec-95  REN Corp-USA   Cobe Laborato-      177.7   47.0%    Cash               20.0       14.0     42.9%
                                ries Inc
May-95  Dec-95  Bic Corp       BIC SA              212.6   22.0%    Cash               40.5       38.9      4.2%
Apr-95  Oct-95  LIN Broadcast- McCaw Cellular    3,323.4   48.0%    Cash              129.5      121.5      6.6%
                 ing Corp
Apr-95  Aug-95  Club Med Inc   Club                153.4   33.0%    Cash               32.0       22.8     40.7%
                                Mediterranee
                                SA
Nov-94  Sep-95  Pacific        PacifiCorp          159.0   13.0%    Cash               30.0       29.5      1.7%
                 Telecom
Sep-94  May-95  Contel Cellu-  GTE Corp            254.3   10.0%    Cash               25.5       17.8     43.7%
                 lar
Jul-94  Nov-94  Intergroup     Foundation          255.7   37.4%    Common Stock       71.0       47.5     49.5%
                 Healthcare     Health Corp
                 Corp
Jul-94  Jan-95  Chemical Waste WMX Technolo-       397.4   21.4%    $8.85 in            8.9        7.9     12.3%
                 Management     gies                                 Convt. Sub.
                                                                     Notes
Jun-94  Dec-94  Ogden Products Ogden Corp          110.3   15.8%    0.84 Common        18.4       17.4      5.8%
                 Inc                                                 Shares
Feb-94  Sep-94  Scripps Howard EW Scripps          115.9   14.0%    3.45 Class A      103.5       75.0     38.0%
                 Broadcasting                                        Common
                 Co                                                  Shares
Jan-94  Feb-94  Holnam Inc     Holderbank Fin-      51.7    5.0%    Cash                7.7        6.8     13.3%
                                anciers
Oct-93  Apr-94  Medical Mar-   Medco Contain-      122.5   45.8%    Cash               27.8       33.8    -17.8%
                 keting Group   ment Services
                 Inc
Sep-93  Dec-93  West Point-    Valley Fashions      66.3    5.0%    Cash               46.0       49.9     -7.8%
                 Pepperell      Corp
Jul-93  Apr-94  CMS/DATA Corp  Quartex Corp         26.7   35.0%    5.6 Common          7.0        1.6    330.8%
                                                                     Shares
Jun-93  Nov-93  Hadson Energy  Apache Corp          39.3   33.5%    Cash or 0.574      15.0       15.1     -0.8%
                 Resources                                           Shares
Apr-93  Apr-94  Southeastern   DWG Corp             86.1   29.0%    Stock              25.6       16.5     55.2%
                 Public Serv-   (Triarc)
                 ice Co
Nov-92  May-93  Brand Cos Inc  Rust Interna-       185.0   44.0%    1 Share or         18.8       18.9     -0.7%
                                tional Inc                           $18.75 in
                                                                     Cash
Mar-92  Jul-92  Grace Energy   WR Grace & Co        77.3   16.6%    Cash               19.0       14.5     31.0%
                 Corp
Feb-92  May-92  Unocal Explo-  Unocal Corp         117.5    4.0%    0.54 Common        11.7        9.9     18.3%
                 ration Corp                                         Shares
Feb-92  Jul-92  Spelling En-   Charter Co.          43.0   18.0%    1 Common            7.3        4.8     52.6%
                 tertainment    (American Fi-                        Share
                 Inc            nancial)
Oct-91  Jun-92  American Tele- Time Warner Inc   1,699.5   18.0%    Redeemable         82.5       49.0     68.4%
                 vision &                                            Reset Notes
                 Commun.
Sep-91  Jan-92  Arkla Explora- Arkla Inc            92.6   18.0%    0.95 Common        15.6       12.6     23.3%
                 tion                                                Shares
Sep-91  Oct-91  P&C Food Mar-  Penn Traffic Co      43.9   10.0%    Cash and           34.0       27.9     22.0%
                 kets Inc                                            1.225 Shares

                                       A8

SELECTED MINORITY INTEREST BUY-SIDE TRANSACTIONS

--------------------------------------------------------------------------------
(Dollars in millions, except per share amounts)

                                                                                                        PRE-
    DATE                                                    ACQUISITION                               ANNOUNCE-
--------------                                          ------------------- CONSIDERATION ACQUISITION   MENT    ACQUISITION
 ANN.    EFF.      TARGET            ACQUIROR            VALUE   PERCENTAGE    OFFERED       PRICE      PRICE     PREMIUM
------  ------ -------------- ----------------------    -------- ---------- ------------- ----------- --------- -----------
Jun-91  Jul-91 Hamilton Oil      Broken Hill Proprie-   $  524.3   49.9%    $40 in Cash     $ 40.0     $ 33.8      18.5%
                Co                tory Co                                    or in ADRs
May-91  Dec-91 United Artists    Tele-Communications     1,189.0   46.0%    1.02 Common       16.3       13.5      20.9%
                Entertainment                                                Shares
Mar-91  Oct-91 Metcalf & Eddy    Air & Water Technology     51.0   18.0%    0.875 Common      18.9       15.8      20.1%
                                                                             Shares
Jan-91  Jul-91 Ocean Drilling    Murphy Oil Corp           391.8   39.0%    0.55 Common       19.4       16.5      17.5%
                and Explora-                                                 Shares
                tion
Nov-90  Jul-91 US West New       US West Inc               437.5   19.0%    1.14 Common       44.0       30.5      44.3%
                Vector Group                                                 Shares
Oct-90  Apr-91 ERC Environ-      Ogden Corp                 33.6   38.8%    Cash              15.1        9.4      61.4%
                mental
Jul-90  Nov-90 Freeport-         Freeport-McMoran Inc       46.2   18.5%    0.3119461         11.0        8.0      37.5%
                McMoran Oil &                                                Shares
                Gas
Jul-90  Dec-90 Ceasars New       Ceasars World              48.4   13.4%    Cash              22.6       16.1      40.0%
                Jersey
Jul-90  Feb-91 TVX Broadcast     Paramount Communica-       61.4   21.0%    Cash               9.5        5.3      81.0%
                Group             tions
Jul-90  Oct-90 Mack Trucks       Renault                   103.7   40.0%    Cash               6.3        5.3      19.1%
May-90  Aug-90 DST Systems       Kansas City Southern       39.1   12.9%    Cash              15.9       12.8      24.3%
Mar-90  Aug-90 Shearson Leh-     American Express Co       360.0   39.0%    0.48 Common       12.9       10.9      18.6%
                man Brothers                                                 Shares
Jan-90  Jul-90 Copperweld        Imetal SA                  78.0   34.8%    Cash              17.0       15.8       7.8%
                Corp
Dec-89  Apr-90 PCS Inc           McKesson Corp              40.7   14.0%    Cash              20.0       13.3      50.9%
Oct-89  Jun-90 Esselte Busi-     Esselte AB                217.4   22.0%    Cash              46.5       37.4      24.2%
                ness Systems
                Inc
Oct-89  Apr-90 Soo Line Corp     Canadian Pacific           89.8   44.0%    Cash              21.5       19.2      12.2%
Sep-89  Jan-90 Telerate          Dow Jones                 681.9   33.7%    Cash              21.0       20.4       3.0%
Jul-89  Feb-90 HIMONT            Montedison                639.0   19.0%    Cash              51.0       44.1      15.6%
Jun-89  Aug-89 Fisher Scien-     Henley Group Inc          140.0   19.0%    Cash              22.3       19.3      15.6%
                tific Group
                Inc
Jun-89  Aug-89 Wheelabrator      Wheelabrator Group        490.1   40.0%    0.845 Common      38.0       27.0      40.6%
                Technologies                                                 Shares
May-89  Feb-90 TGI Friday's      Carlson Hospitality        52.7   19.8%    LBO               14.9       13.3      12.3%
                Inc               Group Inc
May-89  Jan-90 WestMarc Com-     Tele-Communications       185.4   25.0%    Cash; 1,000       32.3       27.0      19.4%
                munications       Inc                                        Shldrs.
                Inc                                                          elected
                                                                             $32.25 in
                                                                             Prefd.
Dec-88  Jun-89 TJX Cos           Zayre Corp                414.0      NA    1.45 Shares       25.9       26.4      -1.7%
Dec-88  Mar-89 Micro D Inc       Ingram Industries Inc      43.9   41.0%    Cash              12.5       10.5      19.1%
Nov-88  Apr-89 Princeville       Qintex Resorts BV          70.0   46.6%    Cash              15.5       14.4       7.8%
                Corp
Apr-88  Oct-88 TWA               Carl Icahn                355.0   23.0%    Cash and          41.2       27.5      49.8%
                                                                             Debentures
Mar-88  Oct-88 Kearney Na-       Dyson-Kissner-Moran        50.3   46.2%    Cash              19.4       12.9      50.3%
                tional Inc        Corp
Feb-88  May-88 Certain Teed      Cle de Saint-Gobain       391.3   43.0%    Cash              47.5       31.6      50.2%
                Corp
Feb-88  Mar-88 Genmar Indus-     Minstar Inc                98.0   16.5%    Cash              12.5        9.1      37.0%
                tries Inc

                                       MAXIMUM......... 330.8%
                                       MEAN............  29.0%
                                       MEDIAN..........  19.5%
                                       MINIMUM......... -17.8%


                                       A9